Exhibit 99.1

Benefitfocus, Inc.
843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces Fourth Quarter and Full Year 2015 Financial Results

Total revenue of $54.3 million grew 35% year-over-year

Employer revenue of $30.4 million grew 56% year-over-year

Charleston, S.C. – February 23, 2016 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading cloud-based enterprise benefits management platform provider, today announced its fourth quarter and full year 2015 financial results.

“The fourth quarter was a tremendous finish to a great year, as revenue and profitability exceeded the high-end of our guidance,” said Shawn Jenkins, Chief Executive Officer of Benefitfocus. “Driven by strong demand for our platform, our revenue growth accelerated to 35% year-over-year for both the fourth quarter and full year. In addition, once again, our software revenue retention rate was over 95%.”

Jenkins added, “We delivered on a number of exciting objectives in 2015, including new solutions for our large employers, a growing partnership channel, and an improved customer experience through our “customers at the heart” initiative. As we look ahead to 2016, we believe we’re well positioned to strengthen our platform, expand our customer base and extend our position as the leading cloud-based benefits management platform.”

Fourth Quarter 2015 Financial Highlights

Revenue

•	Total revenue was $54.3 million, an increase of 35% compared to the fourth quarter of 2014.

•	Software services revenue was $46.3 million, an increase of 28% compared to the fourth quarter of 2014.

•	Professional services revenue was $8.1 million, an increase of 95% compared to the fourth quarter of 2014.

•	Employer revenue was $30.4 million, an increase of 56% compared to the fourth quarter of 2014.

•	Insurance carrier revenue was $24.0 million, an increase of 16% compared to the fourth quarter of 2014.

Non-GAAP Net Loss and Adjusted EBITDA

•	Non-GAAP net loss was ($9.5) million, compared to ($11.6) million in the fourth quarter of 2014. Non-GAAP net loss per share was ($0.33), based on 29.1 million basic and diluted weighted average common shares outstanding, compared to ($0.45) for the fourth quarter of 2014, based on 25.6 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was ($4.8) million, compared to ($8.0) million in the fourth quarter of 2014.

•	See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

•	Cash, cash equivalents and marketable securities at December 31, 2015 totaled $88.5 million, compared to $85.2 million at the end of the third quarter of 2015.

Full Year 2015 Financial Highlights

Revenue

•	Total revenue was $185.1 million, an increase of 35% compared to the full year 2014.

•	Software services revenue was $161.5 million, an increase of 29% compared to the full year 2014.

•	Professional services revenue was $23.7 million, an increase of 92% compared to the full year 2014.

•	Employer revenue was $94.8 million, an increase of 53% compared to the full year 2014.

•	Insurance carrier revenue was $90.3 million, an increase of 20% compared to the full year 2014.

Non-GAAP Net Loss and Adjusted EBITDA

•	Non-GAAP net loss was ($50.8) million, compared to ($56.6) million in 2014. Non-GAAP net loss per share was ($1.79), based on 28.3 million basic and diluted weighted average common shares outstanding, compared to ($2.24) in 2014, based on 25.2 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was ($32.2) million, compared to ($43.8) million in 2014.

•	See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Fourth Quarter and Recent Business Highlights

•	Ended the quarter with 723 large employer customers, up from 553 at the end of the year-ago period and 703 at the end of the third quarter of 2015.

•	Added new employer customer relationships during the quarter with Lendlease, Inc., Pacific Life Insurance, PGT Industries, TridentUSA Health Services and Virginia Beach Public Schools, among others.

•	Launched Winter Software Release, which includes several new platform configurations designed to improve benefits management and plan efficiency in three key areas: improved data visibility; more personalized benefits management; and simplified benefits communications. Some of the new features include a data exchange dashboard, a condition-driven cost estimator and an episode analysis report.

•	Joined the Ultimate Software UltiPro® Developer Network (UDN), giving Benefitfocus and Ultimate Software the ability to integrate their solutions to make it easier for their mutual customers to exchange data between the BENEFITFOCUS® Marketplace and UltiPro’s HCM solution.

•	Ranked as a Top-10 provider of cloud-based HCM applications based on revenue and market share as part of the annual Cloud Top 500 survey from the analyst firm, Apps Run The World.

Business Outlook

Based on information available as of February 23, 2016, Benefitfocus is providing guidance for the first quarter and full year 2016 as indicated below.

First Quarter 2016:

•	Total revenue is expected to be in the range of $54.0 million to $54.5 million.

•	Non-GAAP net loss is expected to be in the range of ($12.3) million to ($11.8) million, or ($0.42) to ($0.40) per share, based on 29.2 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($7.0) million to ($6.5) million.

Full Year 2016:

•	Total revenue is expected to be in the range of $231.0 million to $235.0 million.

•	Non-GAAP net loss is expected to be in the range of ($36.0) million to ($32.0) million, or ($1.22) to ($1.09) per share, based on 29.4 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($13.5) million to ($9.5) million.

•	Adjusted EBITDA profitability is expected to be achieved in the fourth quarter of 2016.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, February 23, 2016, at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (855) 233-6991 (domestic) or (317) 586-4497 (international) with conference ID 34463706. A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. A replay of this conference call can also be accessed by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international) through March 1, 2016.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) provides a leading cloud-based benefits management platform that simplifies how organizations and individuals shop for, enroll in, manage and exchange benefits. Every day leading employers, insurance companies and millions of consumers rely on our platform to manage, scale and exchange benefits data seamlessly. In an increasingly complex benefits landscape, we bring order to chaos so our clients and their employees have access to better information, make better decisions and lead better lives. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating loss, net loss, net loss per common share, adjusted EBITDA, and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating loss, net loss and net loss per share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets and offering costs expensed. We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill and intangible assets. We define free cash flow as cash from operations plus purchases of property and equipment. Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company’s performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company’s financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our continuing losses and need to achieve profitability; fluctuations in our financial results; general economic risks; the immature and volatile market for our products and services; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable regulations; our ability to compete effectively; our ability to maintain our culture and recruit and retain qualified personnel; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings, copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec.cfm or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Revenue	$54,340	$40,187	$185,143	$137,420
Cost of revenue (1)(2)	30,483	23,852	102,851	87,470

Gross profit	23,857	16,335	82,292	49,950
Operating expenses:(1)(2)
Sales and marketing	13,092	11,308	58,589	48,467
Research and development	14,244	11,110	52,250	41,729
General and administrative	7,146	5,823	25,727	18,657

Total operating expenses	34,482	28,241	136,566	108,853

Loss from operations	(10,625)	(11,906)	(54,274)	(58,903)
Other income (expense):
Interest income	58	13	188	77
Interest expense on building lease financing obligations	(1,721)	(1,574)	(7,092)	(3,624)
Interest expense on other borrowings	(192)	(206)	(877)	(682)
Other expense	(7)	(11)	(4)	(22)

Total other expense, net	(1,862)	(1,778)	(7,785)	(4,251)

Loss before income taxes	(12,487)	(13,684)	(62,059)	(63,154)
Income tax expense	—	5	25	25

Net loss	$(12,487)	$(13,689)	$(62,084)	$(63,179)

Comprehensive loss	$(12,487)	$(13,689)	$(62,084)	$(63,179)

Net loss per common share:
Basic and diluted	$(0.43)	$(0.54)	$(2.19)	$(2.51)

Weighted-average common shares outstanding:
Basic and diluted	29,120,171	25,569,203	28,344,680	25,207,099

(1) Stock-based compensation included in above line items:
Cost of revenue	$729	$367	$1,950	$986
Sales and marketing	1,115	519	2,861	1,395
Research and development	647	425	2,399	1,376
General and administrative	332	733	3,244	1,831

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$49	$59	$218	$234
Sales and marketing	6	7	25	27
Research and development	8	9	35	37
General and administrative	2	1	8	7

Benefitfocus, Inc.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of December 31,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$48,074	$51,074
Marketable securities	40,448	5,135
Accounts receivable, net	27,616	21,311
Accounts receivable, related party	2,082	—
Prepaid expenses and other current assets	5,725	4,242

Total current assets	123,945	81,762
Property and equipment, net	55,037	54,021
Intangible assets, net	665	951
Goodwill	1,634	1,634
Other non-current assets	838	1,650

Total assets	$182,119	$140,018

Liabilities and stockholders’ deficit
Current liabilities:
Accounts payable	$7,953	$5,589
Accrued expenses	10,449	9,171
Accrued compensation and benefits	20,684	17,374
Deferred revenue, current portion	37,858	20,384
Revolving line of credit, current portion	25,000	—
Financing and capital lease obligations, current portion	3,648	4,197

Total current liabilities	105,592	56,715

Deferred revenue, net of current portion	55,671	74,126
Revolving line of credit, net of current portion	5,246	17,657
Financing and capital lease obligations, net of current portion	31,183	32,240
Other non-current liabilities	2,436	2,103

Total liabilities	200,128	182,841

Commitments and contingencies
Stockholders’ deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at December 31, 2015 and 2014	—	—
Common stock, par value $0.001, 50,000,000 shares authorized, 29,194,332 and 25,608,937 shares issued and outstanding at December 31, 2015 and 2014, respectively	29	26
Additional paid-in capital	310,304	223,409
Accumulated deficit	(328,342)	(266,258)

Total stockholders’ deficit	(18,009)	(42,823)

Total liabilities and stockholders’ deficit	$182,119	$140,018

Benefitfocus, Inc.

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2015	2014	2013
Cash flows from operating activities
Net loss	$(62,084)	$(63,179)	$(30,361)
Adjustments to reconcile net loss to net cash and cash equivalents (used in) provided by operating activities:
Depreciation and amortization	11,664	9,493	8,172
Stock-based compensation expense	10,454	5,588	1,202
Change in fair value and accretion of warrant	—	744	892
Interest accrual on financing obligation	7,092	3,624	1,768
Change in fair value of contingent consideration	—	—	(17)
Provision for doubtful accounts	22	—	(32)
Loss on disposal or impairment of property and equipment	18	25	65
Changes in operating assets and liabilities:
Accounts receivable, net	(7,800)	2,357	(10,264)
Accrued interest on short-term investments	205	162	—
Prepaid expenses and other current assets	(1,328)	833	(1,440)
Other non-current assets	1,380	824	—
Accounts payable	3,418	(199)	2,625
Accrued expenses	2,961	2,469	904
Accrued compensation and benefits	3,310	3,192	4,521
Deferred revenue	(1,189)	14,288	22,701
Other non-current liabilities	332	901	331

Net cash and cash equivalents (used in) provided by operating activities	(31,545)	(18,878)	1,067

Cash flows from investing activities
Purchases of short-term investments held to maturity	(68,185)	(12,959)	(13,168)
Proceeds from maturity of short-term investments held to maturity	32,667	20,830	—
Purchases of property and equipment	(14,727)	(9,824)	(8,918)
Proceeds from sale of property and equipment	—	—	9

Net cash and cash equivalents used in investing activities	(50,245)	(1,953)	(22,077)

Cash flows from financing activities
Proceeds from initial public offering, net of issuance costs	—	—	70,064
Draws on revolving line of credit	57,492	14,000	10,757
Payments on revolving line of credit	(44,903)	(2,100)	(5,000)
Proceeds from notes payable borrowing	—	—	1,465
Repayment of notes payable	—	—	(7,447)
Proceeds from exercises of stock options	4,229	2,817	699
Proceeds from issuance of common stock and warrant, net of issuance costs (Excluding IPO)	74,538	—	68
Payments of deferred financing costs and debt issuance costs	(566)	—	—
Remittance of taxes upon vesting of restricted stock units	(2,116)	(226)	—
Payments of contingent consideration	—	—	(311)
Payments on financing and capital lease obligations	(9,884)	(8,231)	(3,343)

Net cash and cash equivalents provided by financing activities	78,790	6,260	66,952

Net (decrease) increase in cash and cash equivalents	(3,000)	(14,571)	45,942
Cash and cash equivalents, beginning of year	51,074	65,645	19,703

Cash and cash equivalents, end of year	$48,074	$51,074	$65,645

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$1,489	$4,226	$524

Property and equipment purchased with financing and capital lease obligations	$914	$21,739	$5,440

Post contract support purchased with financing obligations	$272	$754	$3,872

Allocation of proceeds to deferred revenue from issuance of common stock based on relative selling price	$207	$—	$—

Supplemental disclosure of cash flow information
Income taxes paid	$18	$38	$169

Interest paid	$6,525	$2,449	$2,146

Benefitfocus, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited, in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$23,857	$16,335	$82,292	$49,950
Amortization of acquired intangible assets	49	59	218	234
Stock-based compensation expense	729	367	1,950	986

Total net adjustments	778	426	2,168	1,220

Non-GAAP gross profit	$24,635	$16,761	$84,460	$51,170

Reconciliation from Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(10,625)	$(11,906)	$(54,274)	$(58,903)
Amortization of acquired intangible assets	65	76	286	305
Stock-based compensation expense	2,823	2,044	10,454	5,588
Offering costs expensed	77	—	560	708

Total net adjustments	2,965	2,120	11,300	6,601

Non-GAAP operating loss	$(7,660)	$(9,786)	$(42,974)	$(52,302)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(12,487)	$(13,689)	$(62,084)	$(63,179)
Depreciation	2,311	1,774	8,791	6,931
Amortization of software development costs	602	43	2,587	2,257
Amortization of acquired intangible assets	65	76	286	305
Interest income	(58)	(13)	(188)	(77)
Interest expense on building lease financing obligations	1,721	1,574	7,092	3,624
Interest expense on other borrowings	192	206	877	682
Income tax expense	—	5	25	25
Stock-based compensation expense	2,823	2,044	10,454	5,588

Total net adjustments	7,656	5,709	29,924	19,335

Adjusted EBITDA	$(4,831)	$(7,980)	$(32,160)	$(43,844)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(12,487)	$(13,689)	$(62,084)	$(63,179)
Amortization of acquired intangible assets	65	76	286	305
Stock-based compensation expense	2,823	2,044	10,454	5,588
Offering costs expensed	77	—	560	708

Total net adjustments	2,965	2,120	11,300	6,601

Non-GAAP net loss	$(9,522)	$(11,569)	$(50,784)	$(56,578)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(9,522)	$(11,569)	$(50,784)	$(56,578)

Weighted average shares outstanding - basic and diluted	29,120,171	25,569,203	28,344,680	25,207,099

Shares used in computing non-GAAP net loss per share - basic and diluted	29,120,171	25,569,203	28,344,680	25,207,099

Non-GAAP net loss per common share - basic and diluted	$(0.33)	$(0.45)	$(1.79)	$(2.24)